UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

Ocean Power Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Engelhard Drive, Suite B Monroe Township, New Jersey	08831
(Address of principal executive offices)	(Zip Code)

(609) 730-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.	Results of Operations and Financial Condition.

On December 14, 2021, Ocean Power Technologies, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal second quarter ended October 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 2.02 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company for the year ended April 30, 2021 (the “Annual Meeting”) was held on December 14, 2021.

At the Annual Meeting, the following proposals were voted on by the stockholders of the Company.

1)	To elect six persons to the Company’s Board of Directors (the “Board”);
2)	To approve an amendment to the 2015 Omnibus Incentive Plan (the “2015 Plan”) to increase the number of shares of the Company’s common stock available for grant under the 2015 Plan from 1,332,036 to 3,132,036 in order to ensure that adequate shares will be available under the 2015 Plan for future grants and to make certain other amendments to the 2015 Plan regarding award threshold limits;
3)	To consider and take action on the ratification of the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal year 2022; and
4)	To vote on an advisory resolution to approve the Company’s executive officer compensation.

Six directors were elected for terms expiring on the date of the annual meeting for the year ended April 30, 2022. As to each nominee for director, the results of the voting were as follows:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Terence J. Cryan	12,681,749	1,825,894	11,820,027
Philipp Stratmann	12,804,247	1,703,396	11,820,027
Clyde W. Hewlett	12,822,672	1,684,971	11,820,027
Diana G. Purcell	12,809,224	1,698,419	11,820,027
Peter E. Slaiby	12,809,638	1,698,005	11,820,027
Natalie Lorenz-Anderson	12,817,237	1,690,406	11,820,027

The result of the vote to approve an amendment to the 2015 Plan to increase the number of shares of the Common Stock available for grant under the 2015 Plan from 1,332,036 to 3,132,036 in order to ensure that adequate shares will be available under the 2015 Plan for future grants and to make certain other amendments to the 2015 Plan regarding award threshold limits was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
11,038,779	1,994,208	1,474,656	11,820,027

The result of the vote to ratify the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
24,597,823	498,481	1,231,366	0

The result of the vote on the advisory resolution to approve the Company’s executive officer compensation was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
11,281,998	1,741,155	1,484,490	11,820,027

Item 8.01	Other Events.

Immediately following the Annual Meeting, the Board appointed Ms. Lorenz-Anderson to the Environmental and Sustainability Committee of the Board.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

*99.1	Press release dated December 14, 2021 regarding fiscal second quarter earnings.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2021

OCEAN POWER TECHNOLOGIES, INC.

/s/ Philipp Stratmann
Philipp Stratmann
President and Chief Executive Officer